EX-99.C
SEQUENCE: 3
DESCRIPTION: SPECIMEN STOCK CERTIFICATE                              Exhibit (c)


                          SELIGMAN TAX-AWARE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

CERTIFICATE NUMBER      DATE             SHARES               ACCOUNT NUMBER




                      SEE REVERSE FOR CERTAIN DEFINITIONS




THIS IS TO CERTIFY THAT



is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE CAPITAL STOCK OF SELIGMAN TAX-AWARE FUND, INC. Class _______ transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Clerk or Transfer Agent.

      Witness the signature of the duly authorized officers of said
Corporation.

CORPORATE        Countersigned:
  SEAL               SELIGMAN TAX-AWARE FUND, INC.
                 By                                                Chairman


                                         Transfer Clerk               Secretary


     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACT OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common UNIF GIFT/TRANSF MIN ACT - .....Custodian......
                                                           (Cust)     (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts/Transfers to Minors

JT TEN - as joint tenants with right            Act
        of survivorship and not as                 ..........................
         tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

     The Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Transportation and By-Laws of said Corporation, and all amendments from time to time made thereto, to all of which the holder by acceptance hereof assents. Any shareholder can require the Corporation to redeem all or any part of its Capital Stock owned by them upon written request and upon surrender to the Corporation or its designated agent of the certificates for his shares in proper form for redemption.

PLEASE INSERT TAXPAYER IDENTIFICATION      For value received, I/We hereby sell,
       STAMP OF ASSIGNEE                   assign and transfer unto
 ----------------------------------------
/                                       /
/                                       /
/----------------------------------------

------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        (_________)shares
-------------------------------------------------------------------------------
of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-------------------------------------------------------------------- attorney.
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________       Signature(s)___________________________

SIGNATURE GUARANTEED BY               (THE SIGNATURE (S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THIS CERTIFICATE, IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.)

                                        DELIVERY FOR TRANSFER OR REDEMPTION
                                        BE MADE TO SELIGMAN DATA CORP., 100 PARK
                                        AVENUE, 2ND FLOOR, NEW YORK, NY 10017.

SIGNATURE GUARANTEES MUST BE PROVIDED BY AN ELIGIBLE INSTITUTION AS DEFINED
IN RULE 17AD-15 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, SUBJECT TO THE STANDRADS AND PROCEDURES ADOPTED BY THE ISSUER AS DESCRIBED IN THE PROSPECTUS. A SIGNATURE GUARANTEE IS REQUIRED FOR REDEMPTION ONLY WHEN THE SHARES HAVE A VALUE OF $50.00 OR MORE, OR WHEN THE CHECK IS TO BE MADE PAYABLE TO OTHER THAN THE REGISTERED HOLDER(S) OR IS TO BE MAILED TO AN ADDRESS OTHER THAN THAT OF RECORD.